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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      September 7, 2006 (September 1, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-23317                 06-1411336
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 (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                        Identification Number)

                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.       REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.       Entry into a Material Definitive Agreement

Gene Logic Inc. previously entered into an agreement to employ Larry Tiffany as a Senior Vice President and Interim General Manager of its Genomics Division for a period ending August 31, 2006, as described in a Report on Form 8K filed on June 30, 2006. The term of such employment has now been extended through December 31, 2006, upon the terms described in the attached exhibit.


SECTION 9.       FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits.

(c)    Exhibits


     Exhibit Number         Description
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         10.94              Letter Extending term of employment for Larry
                            Tiffany dated as of August 31, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Gene Logic Inc.


                                             By: /s/ Philip L. Rohrer, Jr.
                                                 -------------------------------
                                                     Philip L. Rohrer Jr.
                                                     Chief Financial Officer


Dated: September 7, 2006


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